V2NY *P2
                      Supplement Dated January 15, 1999 to
                          Prospectus Dated May 1, 1998
                                       of
                           FRANKLIN(R) VALUEMARK(R) II
                  Preferred Life Insurance Company of New York
                        Preferred Life Variable Account C

I. YEAR 2000 Preferred Life has initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed; the total amounts to be expensed over the next two years are not expected to have a significant effect on Preferred Life's financial position or results of operations. Preferred Life believes it has taken steps that are reasonably designed to address the potential failure of computer systems used by its service providers and to ensure its year 2000 program is completed on a timely basis.

II. The Prospectus is revised to include the addition of a fixed account investment option described as follows: The Contract contains a Fixed Option (referred to in the Contract as the "Fixed Account"). The Fixed Option offers an interest rate that is guaranteed by Preferred Life for all deposits made within the twelve month period. This interest rate is set monthly and is guaranteed for 12 months. Preferred Life guarantees that the interest credited to the Fixed Option will not be less than 3% per year. If a Contract Owner selects the Fixed Option, the purchase payment will be placed with the other general assets of Preferred Life. Also, if a Contract Owner selects the Fixed Option, the amount of money accumulated in the Contract prior to the Income Date depends upon the total interest credited to the Contract. A Contract Owner can make a transfer to or from the Fixed Option and to or from any Portfolio prior to the Income Date. After the Income Date, a Contract Owner may make at least one transfer from a Variable Annuity Option to a Fixed Annuity Option. We reserve the right to modify the transfer provisions of the Contract without notice. All transfers are subject to the applicable charges as described in the Prospectus in the section entitled "Charges and Deductions Deduction for Transfer Fee" and the applicable restrictions as described in the Prospectus in the section entitled "Purchase Payments and Contract Value - Transfer of Contract Values".

 The  following   information   replaces  the  section  entitled  "Surrenders  -
  Systematic Withdrawal" contained in the Prospectus:

   Systematic Withdrawal Program

   If the value of a Contract is at least $25,000, Preferred Life offers a plan which provides automatic monthly or quarterly payments to a Contract Owner from the Contract each year. The total systematic withdrawals which can be made each year without Preferred Life deducting a contingent deferred sales charge is limited to 9% of the value of the Contract determined on the Valuation Date before we receive the request. A Contract Owner may surrender any amount under this program if the payments are no longer subject to the contingent deferred sales charge. If a Contract Owner makes surrenders under this plan, the 15% free surrender amount may not be used that year. For a discussion of the contingent deferred sales charge and the 15% free surrender amount, see "Charges and Deductions Deductions for Contingent Deferred Sales Charge (Sales Load)". All systematic withdrawals will be made on the 9th day of the month unless that day is not a business day. If it is not, then the surrender will be made the previous Valuation Date.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS.

  The following information replaces the section entitled "Purchase Payments and Contract Value - Dollar Cost Averaging" contained in the prospectus:

   Dollar Cost Averaging Program

   The Dollar Cost Averaging Program allows a Contract Owner to systematically transfer a set amount of money each month or quarter from any one Portfolio or the Fixed Option to up to eight of the other Portfolios. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, a Contract may be less susceptible to the impact of market fluctuations. A Contract Owner may only participate in this program prior to the Income Date.

   There are two Dollar Cost Averaging options. The first option is the Dollar Cost Averaging Fixed Option and it is available for new Contracts and additional Purchase Payments to new and existing Contracts which will receive a special fixed rate guaranteed for one year by Preferred Life. Dollar Cost Averaging will take place over twelve months and requires a minimum investment of $6,000.

   The second option is the Standard Dollar Cost Averaging Option which requires a $3,000 minimum investment and participation for at least six months (or two quarters).

   All Dollar Cost Averaging transfers will be made on the 10th day of the month unless that day is not a Valuation Date. If it is not, then the transfer will be made the next Valuation Date. The Portfolio(s) a Contract Owner transfers from may not be the Portfolio(s) a Contract Owner transfers to in this program. A Contract Owner may elect either program by properly completing the Dollar Cost Averaging form provided by Preferred Life. A Contract Owner's participation in the program will end when any of the following occurs:

    (1) the number of desired transfers have been made;

    (2) a Contract Owner does not have enough money in the Portfolio(s) or Fixed Option to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);

    (3) a Contract Owner requests to terminate the program (a request must be received by Preferred Life by the first of the month to terminate that month); or

    (4) the Contract is terminated.

   If a Contract Owner participates in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. A Contract Owner may not participate in the Dollar Cost Averaging Program and Flexible Rebalancing at the same time.

  The following information replaces the section entitled "Purchase Payments and Contract Value - Automatic Investment Plan" contained in the prospectus:

   Automatic Investment Plan

   The Automatic Investment Plan (AIP) is a program which allows a Contract Owner to make additional Purchase Payments to the Contract on a monthly or quarterly basis by electronic transfer of funds from a Contract Owner's savings or checking account. A Contract owner may participate in this program by completing the appropriate form. Preferred Life must receive the form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month, or the next Valuation Date. The minimum investment that can be made by AIP is $100. A Contract Owner may stop AIP at any time. Notification must be given by a Contract Owner to Preferred Life by the first of the month in order to stop or change AIP that month. If AIP is used for a Qualified Contract, a Contract Owner should consult a tax adviser for advice regarding maximum contributions.

  The following provision is added to the Prospectus after "Purchase Payments and Contract Value - Dollar Cost Averaging":

   Flexible Rebalancing

   Once a Contract Owner's money has been invested, the performance of the Portfolios may cause the chosen allocation to shift. Flexible Rebalancing is designed to help a Contract Owner maintain a specified allocation mix among the different Portfolios. A Contract Owner can direct Preferred Life to readjust the Contract Value on a quarterly, semi-annual or annual basis to return to the original Portfolio allocations. Flexible Rebalancing transfers will be made on the 20th day of the month unless that day is not a Valuation Date. If it is not, then the transfer will be made on the previous day. If a Contract Owner participates in Flexible Rebalancing, the transfers made under the program are not taken into account in determining any transfer fee. The Fixed Option is not part of Flexible Rebalancing.

  The following provision is added to the Prospectus after "Surrenders - Systematic Withdrawal":

   Minimum Distribution Program

   If a Contract is an Individual Retirement Annuity (IRA), a Contract Owner may select the Minimum Distribution Program. Under this program, Preferred Life will make payments to a Contract Owner from the Contract that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for IRAs. If the value of a Contract is at least $25,000, Preferred Life will make payments to a Contract Owner on a monthly or quarterly basis. The payments will not be subject to the contingent deferred sales charge and will be instead of the 15% free surrender amount.

III. The following changes are made to the section entitled "Franklin Valuemark Funds' Annual Expenses":

  a) The following chart restates information about certain Portfolios, as indicated below.

                                            Management                  Total
                                          and Portfolio       Other     Annual
   Portfolio                            Administration Fees1  Expenses  Expenses
-------------------------------------------------------------------------------
   Mutual Discovery Securities Fund .....      .95%*          .11%        1.06%
   Mutual Shares Securities Fund ........      .75%*          .05%         .80%
   Templeton Global Asset Allocation Fund      .80%*          .14%         .94%
   Templeton International Smaller
   Companies Fund ........................    1.00%*          .06%        1.06%
   Zero Coupon Fund - 20005 ...............    .60%           .03%         .63%
   Zero Coupon Fund - 20055 ...............    .62%           .03%         .65%
   Zero Coupon Fund - 20105 ...............    .62%           .03%         .65%

 *Includes a .15% Administration Fee which is a direct expense of the Portfolio.

  b) The following footnotes are restated as follows:

 4For the year ended December 31, 1997, Franklin Advisers, Inc. ("Advisers") agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, paid by the Portfolio represented .43% and .45% of the Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

   5For the year ended December 31, 1997, Advisers agreed in advance to waive a portion of its management fees and, if necessary, to pay certain expenses of the Fund. With this reduction, management fees and total annual expenses, including management and portfolio administration fees, represented .37% and .40% of each Portfolio's average net assets, respectively. The voluntary expense reduction was discontinued by Advisers effective January 1, 1999.

  c) The Examples shown on pages 8 and 9 are restated for the Portfolios listed below:

   Examples

   If the Contract is fully surrendered at the end of the applicable time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% rate of return on assets compounded annually:

                                      1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 .......     $64      $89      $118      $246
   Zero Coupon Fund - 2005 .......     $64      $89      $119      $248
   Zero Coupon Fund - 2010 .......     $64      $89      $119      $248

If the Contract is not surrendered at the end of the applicable time period and no prior surrenders have occurred or is annuitized, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded annually:

                                      1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
   Zero Coupon Fund - 2000 .......     $22      $67      $114      $246
   Zero Coupon Fund - 2005 .......     $22      $67      $115      $248
   Zero Coupon Fund - 2010 .......     $22      $67      $115      $248

IV. The following replaces the first sentence under "Franklin Valuemark Funds":
  Each of the Contract Sub-Accounts of the Variable Account is invested solely in Class 1 shares of one of the Portfolios of Franklin Valuemark Funds ("Trust").